POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Bradley J. Wilhite and Theodore Aroney, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Report on Form 10-KSB, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date:    April 12, 2000              By:        /S/ THEODORE ARONEY
                                           ------------------------------------
                                           Theodore Aroney, Director

Date:    April 12, 2000              By:        /S/ MARK BERGENDAHL
                                           ------------------------------------
                                           Mark Bergendahl, Director

Date:                                By:
                                           ------------------------------------
                                           Henry J. Fleming, Jr., Director


Date:    April 12, 2000              By:        /S/ BRADLEY J. WILHITE
                                           -------------------------------------
                                           Bradley J. Wilhite
                                           President, Acting Chief Executive
                                           Officer, Director

Date:    April 12, 2000              By:        /S/ SAL LUPO
                                           -------------------------------------
                                           Sal Lupo, Director